UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 13, 2002

Exact Name of Registrant as Specified in Its Charter Hawaiian Electric Industries, Inc.	Commission File Number 1-8503	I.R.S. Employer Identification No. 99-0208097

State of Hawaii
(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (808) 543-5662

None
(Former name or former address, if changed since last report.)

Item 7.    Financial statements and exhibits.

(c) Exhibits.

Exhibit 99.1	Statement Under Oath of Principal Executive Officer of HEI Regarding Facts and Circumstances Relating to Exchange Act Filings
Exhibit 99.2	Statement Under Oath of Principal Financial Officer of HEI Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.    Regulation FD Disclosure

On August 13, 2002, Hawaiian Electric Industries, Inc. (HEI) faxed and sent by courier to Jonathan G. Katz, Secretary, Securities Exchange Commission (SEC), statements under oath of HEI’s Principal Executive Officer and Principal Financial Officer (included herein as Exhibits 99.1 and 99.2) pursuant to the SEC’s Order No. 4-460 issued on June 27, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)

/s/ Robert F. Mougeot
Robert F. Mougeot Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer of HEI)

Date: August 13, 2002

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